UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2018

GCI LIBERTY, INC.

(Exact name of registrant as specified in its charter)

Alaska	001-38385	92-0072737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 Denali Street

Suite 1000

Anchorage, Alaska 99503

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (907) 868-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

On March 8, 2018, GCI Liberty, Inc. (formerly known as General Communication, Inc.), an Alaska corporation (“GCI Liberty”), and Liberty Interactive Corporation, a Delaware corporation (“Liberty”), issued a joint press release announcing that, among other things, GCI Liberty has effected the automatic conversion (the “Auto Conversion”) of its Class A-1 common stock, no par value (the “Class A-1 Common Stock”), and Class B-1 common stock, no par value (the “Class B-1 Common Stock”).  As a result, GCI Liberty has delisted the Class A-1 Common Stock and such securities have ceased to be traded on the NASDAQ Global Select Market.  In addition, the Class B-1 Common Stock will no longer be quoted on the over-the-counter markets.

Liberty has also completed the reattribution (the “Reattribution”) of certain assets and liabilities from Liberty’s Ventures Group to its QVC Group.  Liberty and GCI Liberty continue to expect that the contribution (the “Contribution”) of the remaining assets and liabilities attributed to Liberty’s Ventures Group to GCI Liberty in exchange for shares of GCI Liberty’s Class A common stock, no par value, and Class B common stock, no par value, will occur on March 9, 2018 and that the split-off (the “Split-Off”) of GCI Liberty from Liberty will occur at 4:01 p.m., New York City time, on March 9, 2018.  The Auto Conversion, Reattribution, Contribution and Split-Off are described in more detail in the joint proxy statement/prospectus relating to the proposed transactions between GCI Liberty and Liberty.

The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the completion of the proposed transactions between Liberty and GCI Liberty (including the Contribution and Split-Off discussed above) and trading information relating to GCI Liberty’s capital stock and Liberty’s common stock. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the completion of the described transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and each of Liberty and GCI Liberty expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty’s or GCI Liberty’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty and GCI Liberty, including their most recent Forms 10-K, for additional information about Liberty, GCI Liberty and about the risks and uncertainties related to Liberty’s and GCI Liberty’s respective businesses which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty or any of Liberty’s tracking stocks. The offer and issuance of shares in the transactions will only be made pursuant to GCI Liberty’s effective registration statement. GCI Liberty shareholders, Liberty stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transactions and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the transactions. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI Liberty investors can access additional information at ir.gci.com.

Item 9.01.                Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated March 8, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2018

GCI LIBERTY, INC.

By:	/s/ Peter J. Pounds
Name: Peter J. Pounds
Title: Senior Vice President, Chief Financial Officer and Secretary